EXHIBIT 10.6

                                 AMENDMENT NO. 1
                                     TO THE
               DEL LABORATORIES, INC. EMPLOYEE 401(K) SAVINGS PLAN

     Del Laboratories, Inc. (the "Employer") wishes to amend the Del Laboratories, Inc. Employee 401(k) Savings Plan (the "Plan") to make certain changes as requested by the Internal Revenue Service. Accordingly, effective January 1, 1997, unless otherwise indicated herein, the Plan is amended as follows:

     1. Section 4.12(a) of the Plan is amended in its entirety to read as follows:

        (a) NORMAL FORM OF BENEFIT. Subject to the requirements of Section 4.14, for Plan Years beginning prior to January 1, 2002 (or such later date as is required under Treasury Regulation ss.1.411(d)-4), a Participant's normal form of benefit shall be a cash lump sum.

     2. Section 4.13 of the Plan is amended in its entirety to read as follows:

        4.13 FORMS OF BENEFIT (FOR PLAN YEARS BEGINNING ON AND AFTER JANUARY 1,
     2002). Effective as of January 1, 2002 (or such later date as is required under Treasury Regulation ss.ss.1.411(d)-4), a Participant's normal form of benefit shall be a cash lump sum and annuities shall no longer be an available form of distribution.

     3. Section 4.14(a) of the Plan is amended in its entirety to read as follows:

        (a) EFFECT OF SECTION. For Plan Years beginning prior to January 1, 2002 (or such later date as is required under Treasury Regulation ss.ss.1.411(d)-4), this Section shall take precedence over any conflicting provision in this Plan.

     4. Section 13.10 of the Plan is amended in its entirety to read as follows:

        13.10 STATUTE OF LIMITATIONS. No claim for benefits under Section 6.5 may be commenced or maintained to recover benefits under this Plan more than twelve (12) months after the final review/appeal decision by the Plan Administrator has been rendered (or deemed rendered).

           IN WITNESS WHEREOF, the Employer has caused this Amendment to be duly executed under seal on its behalf, effective as specified herein.

ATTEST/WITNESS:                          DEL LABORATORIES, INC.

By: /s/ Maureen A. Staszewski             By: /s/ Gene L. Wexler  (SEAL)

Print Name: Maureen A. Staszewski        Print Name: Gene L. Wexler
                                         Title: Vice President, General Counsel
                                                and Secretary
                                         Date:  July  30, 2002